UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2009

A. SCHULMAN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 9, 2009, A. Schulman, Inc. (the “Company”) announced earnings for the Company’s first quarter ended November 30, 2008. A copy of the press release announcing these results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 9, 2009, the Company executed an addendum to the employment agreement of Joseph M. Gingo, the Company’s President and Chief Executive Officer (the “Gingo Addendum”). Pursuant to the terms of the Gingo Addendum, the Company and Mr. Gingo have agreed to modify the terms of Mr. Gingo’s employment agreement in regards to his participation in the Company’s long-term incentive compensation plan for fiscal 2009. The material provisions provided in the Gingo Addendum are discussed below, which discussion is qualified in its entirety by reference to the complete text of such addendum, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Gingo Addendum

•
Pursuant to the Gingo Addendum, Mr. Gingo has voluntarily agreed to waive his contractual right, for the 2009 fiscal year only, to receive an award of performance-based restricted shares of common stock or restricted stock units, as the case may be, as long-term incentive compensation under the 2006 Incentive Plan, based on a target grant value of 200% of Mr. Gingo’s Base Salary (“LTIP RS Award”).

•
Alternatively, the Company and Mr. Gingo have agreed that for fiscal 2009, the amount of Mr. Gingo’s LTIP RS Award shall be 66,667, which represents an LTIP RS Award determined on the same relative basis as similar awards granted to other executive officers of the Company.

•	In all other respects, the terms of Mr. Gingo’s employment agreement with the Company remain unchanged.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Employment Agreement of Joseph M. Gingo, dated January 9, 2009.

99.1	Press Release, dated January 9, 2009, announcing earnings results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By: /s/ David C. Minc
David C. Minc
Vice President, General Counsel and Secretary

Date: January 12, 2009